                                  IVY FUNDS

                          Ivy Asset Strategy Fund
                            Ivy Core Equity Fund
                      Ivy Cundill Global Value Fund
                        Ivy Dividend Income Fund
                     Ivy European Opportunities Fund
                    Ivy Global Natural Resources Fund
                          Ivy High Income Fund
                           Ivy International Fund
                      Ivy International Growth Fund
                      Ivy International Value Fund
                       Ivy Large Cap Growth Fund
                         Ivy Limited-Term Bond Fund
                        Ivy Mid Cap Growth Fund
                           Ivy Money Market Fund
                        Ivy Municipal Bond Fund
                       Ivy Pacific Opportunities Fund
                    Ivy Science and Technology Fund
                         Ivy Small Cap Growth Fund
                      Ivy Tax-Managed Equity Fund

      Supplement Dated July 7, 2003 To Prospectus Dated July 1, 2003

The following information replaces the disclosure regarding the purchase of
Class A shares at Net Asset Value (NAV) in the section entitled "Sales
Charge Waivers for Certain Investors"

Class A shares may be purchased at NAV by:

* Shareholders investing through certain investment advisors and financial planners who charge a management, consulting or other fee for their services

* The Trustees and officers of the Ivy Fund, the Directors and officers of
  Ivy Funds, Inc. or of any affiliated entity of WRIICO, employees of IFDI and its affiliates, financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each, including purchases into certain retirement plans and certain trusts for these individuals

* Until December  31, 2003, clients of Legend Equities Corporation if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Ivy Family of Funds or the Waddell &
  Reed Advisors Funds and the purchase is made within sixty (60) days of such redemption

* Participants in a 401(k) plan or a 457 plan having 100 or more eligible employees that are participants, and the shares are held in individual plan participant accounts on the Fund's records

* The Merrill Lynch Daily K Plan (the "Plan"), provided the Plan has at least $3 million in assets or over 500 or more eligible employees. Class
  B shares of the Funds are made available to Plan participants at NAV without a CDSC if the Plan has less than $3 million in assets or fewer than 500 eligible employees. For further information see "Group
  Systematic Investment Program" in the SAI.

* Friends of the Firm which include certain persons who have an existing relationship with IFDI or any of its affiliates

You will find more information in the Fund's SAI about sales charge reductions and waivers.

WRS3300A
527617